SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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MERCER FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCER FUNDS

99 High Street

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

April 20, 2026

A special meeting of shareholders (the “Meeting”) of Mercer Funds (the “Trust”) will be held at the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, on June 15, 2026, at 11:00 a.m., Eastern time. During the Meeting, shareholders of the Trust will vote:

1.	To elect Trustees of the Trust.

2.	To amend the Investment Management Agreement for the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund.

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Trust at the close of business on March 24, 2026. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign, and return the enclosed proxy card. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners LLC, our proxy solicitor, toll-free at (877) 629-6357. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Shareholders to be Held on June 15, 2026:

The proxy statement is available at www.OkapiVote.com/Mercer

By Order of the Board of Trustees, Caroline Hulme, Esq. Vice President, Chief Legal Officer and Secretary of the Trust

April 20, 2026

MERCER FUNDS

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Short Duration Fixed Income Fund

99 High Street

Boston, Massachusetts 02110

Special Meeting of Shareholders

April 20, 2026

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of each of the six above-listed series (each a “Fund,” and collectively, the “Funds”) of Mercer Funds (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of proxies to be used at a Special Meeting of Shareholders to be held at the Trust’s principal executive offices, at 99 High Street, Boston, Massachusetts 02110, on June 15, 2026, at 11:00 a.m., Eastern time, in the offices of Mercer Investments LLC, the investment adviser to the Trust (the “Adviser”), or at any postponements or adjournments thereof (the “Meeting”). The Notice of the Meeting and this Proxy Statement will first be provided to Shareholders on or about April 20, 2026.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust offers shares in the six Funds named above. The Meeting is being held to consider and vote on the election of Trustees for the Trust, amend the Investment Management Agreement (the “Management Agreement”) for the Funds and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Voting Information

Shareholders of record at the close of business on March 24, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

Required Vote for the Election of Trustees (Proposal 1)

The election of the Trustees requires the affirmative vote of a plurality of votes cast by the Shareholders of the Trust, which means that the six individuals receiving the greatest number of votes cast by Shareholders entitled to vote at the Meeting, regardless of the votes cast by Shareholders of the individual Funds, will be deemed to be elected.

Required Vote for Amendment to the Management Agreement (Proposal 2)

The proposed amendment to the Management Agreement with respect to a Fund requires the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If Shareholders of a Fund do not approve Proposal 2, the proposed amendment to the Management Agreement will not take effect, and the terms of the current Management Agreement will continue in effect as to that Fund.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of the Fund.

Any required Shareholder approval of the proposed amendment to the Management Agreement shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such approval may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund; or (b) all of the other Funds of the Trust.

Quorum

With respect to Proposal 1, the presence, in person or by proxy, of a majority of Shareholders of the Trust entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, the presence, in person or by proxy, of a majority of Shareholders of a Fund entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be treated as votes present at the Meeting for quorum purposes but will not be treated as votes cast at the Meeting.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners before the Meeting and do not have discretionary voting power on a particular matter. If that happens, the nominees may vote those shares only on matters deemed “routine” by the U.S. Securities and Exchange Commission (the “SEC”) and the rules promulgated by the New York Stock Exchange (the “NYSE”) thereunder. The second proposal described in this Proxy Statement is not considered a “routine” matter for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. The Trust urges you to provide instructions to your broker or nominee so that your votes may be counted.

With respect to Proposal 1, abstentions and broker non-votes will not affect the outcome of the vote.

With respect to Proposal 2, abstentions and broker non-votes will have the effect of a vote against the proposal.

Adjournment

The Meeting may be adjourned, whether or not a quorum is present, for any reason, by the vote of those Shareholders of the Trust entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. The Meeting also may be adjourned, in certain circumstances, by the Chair of the Board or the officers of the Trust. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Method of Tabulation

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card without voting instructions, your shares will be voted “FOR” each Proposal by the individuals named as proxies, and will be voted in the best interest of the Trust according to the judgment of the individuals named as proxies with respect to any other business that may properly arise at the Meeting.

Revocation of Proxy

Any person giving a proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust’s Secretary. To be effective, such revocation must be received by the Trust’s Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person at the Meeting.

Reports to Shareholders

Copies of the Funds’ most recent Annual Report to Shareholders have been previously provided to Shareholders. A copy of the Annual Report, the Semi-Annual Report to Shareholders, Form N-CSR or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll-free at 1-888-887-0619 or visiting the Trust’s website at http://www.delegated-solutions.mercer.com/us.html.

Proposal 1—Election of Trustees

Overview of the Election of Trustees

The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each a “Nominee,” and together, the “Nominees”) as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of the Funds’ Shareholders.

The Trust’s Board currently consists of four persons, all of whom are not “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Shareholders are being asked to elect six nominees, which consists of the four current Trustees plus one proposed new Independent Trustee and one proposed new Trustee who is an “interested person” of the Trust (the “Interested Trustee”). If elected by the Shareholders, five of the six members of the Board will be Independent Trustees.

Nominees for Trustees of the Trust and Selection of Nominees

The Board has nominated Adela M. Cepeda, Eva De La Rosa, Stephen M. Gouthro (the Interested Trustee), Gail A. Schneider, Joan E. Steel and Luis A. Ubiñas for election as Trustees of the Trust. Each Nominee, other than Ms. De La Rosa and Mr. Gouthro, is currently a member of the Board. Ms. Cepeda has served in her capacity as Independent Trustee of the Trust since 2005, Ms. Schneider has served in her capacity as Independent Trustee since 2009, Mr. Ubiñas has served in his capacity as Independent Trustee since 2019 and Ms. Steel has served in her capacity as Independent Trustee since 2020. Mses. Cepeda and Schneider and Mr. Ubiñas were last elected by Shareholders of the Trust on October 28, 2019. Ms. Steel has served as an Independent Trustee since January 1, 2020, and was appointed to the Board at that time, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), which consists of all of the Independent Trustees of the Trust. Ms. Steel was not previously elected by Shareholders of the Trust.

Ms. De La Rosa and Mr. Gouthro have not previously served on the Board and were nominated by the current Independent Trustees (constituting the full Board), based on the recommendation of the Nominating Committee, to stand for election as Trustee at the Meeting. Ms. De La Rosa was initially recommended by the Nominating Committee during a search process for potential Trustee candidates that was undertaken by that Committee. Mr. Gouthro was initially recommended by the Adviser to be a Trustee of the Trust. Ms. De La Rosa and Mr. Gouthro were nominated to stand for election by the Shareholders of the Trust to serve as Trustees, upon the recommendation of the Nominating Committee and the Board. If elected, Ms. De La Rosa and Mr. Gouthro will begin serving as Trustees effective immediately as of the conclusion of the June 22-23, 2026 meeting of the Board.

All Nominees have consented to serve if elected by the Shareholders. If elected, each Nominee will hold office for the lifetime of the Trust or until such Nominee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until his or her successor is duly elected and qualified. If each of the six Nominees is elected, the six Nominees will constitute the entire Board of the Trust. If any Nominee should withdraw or otherwise become unavailable for election, a majority of the Independent Trustees may select a substitute nominee.

Listed below are the name, age, and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Adviser overseen or to be overseen by each Nominee, and other Board memberships held by each Nominee:

Independent Trustee Nominees

Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee

Adela M. Cepeda 99 High Street Boston, MA 02110 (67)	Chairperson and Trustee	Chairperson since 2025; Trustee since 2005	Ms. Cepeda is a General Partner, Angeles Ventures Funds (from 2024 to present). Ms. Cepeda was Managing Director at PFM Financial Advisors LLC (from 2016 through 2019). Ms. Cepeda was the Founder and President of A.C. Advisory, Inc. (from 1995 to 2016).	6	Ms. Cepeda is a Director or Trustee of: The UBS Funds (9 portfolios); Morgan Stanley Pathway Funds (11 portfolios); and BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.).

Eva De La Rosa 99 High Street Boston, MA 02110 (52)	Trustee Nominee	N/A	Ms. De La Rosa is the Chief Marketing Officer at Antalpha Platform Holding Co. since 2026. She was Managing Director and Head of North America Marketing at BlackRock, Inc. from September 2022 to July 2024. She previously was Head of Global Networks Marketing, Personal Banking and Wealth Management at Citigroup from May 2020 to August 2022.	6	Ms. De La Rosa is an Advisory Board Member for the 50/50 Women on Boards. Ms. De La Rosa served on the National Board of Directors of Thrive Scholars from 2024 to 2026.

Gail A. Schneider 99 High Street Boston, MA 02110 (77)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	6	Ms. Schneider formerly served as a Trustee of The Herman Goldman Foundation and as a Director of the International Association of Financial Planners.

Luis A. Ubiñas 99 High Street Boston, MA 02110 (63)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas is currently Chair of the Statue of Liberty-Ellis Island Foundation, and previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	6	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.

Joan E. Steel 99 High Street Boston, MA 02110 (72)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	6	Ms. Steel is a Director of the Rush University Medical Center and serves on the Advisory Council of the University of Chicago Physical Sciences Division. Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.

Interested Trustee Nominee

Name, Address and Age	Position(s) Held With Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee

Stephen Gouthro[3] (58)	Trustee Nominee, President, and Chief Executive Officer	N/A	Mr. Gouthro is a partner at the Adviser and Global Chief Operating Officer for the Adviser. Mr. Gouthro joined the Adviser in 2018.	6	None

1.	Each Trustee holds office for an indefinite term.
2.	The “Fund Complex” consists of the Trust, which has six portfolios.
3.	Mr. Gouthro is considered an “interested person” of the Trust (as defined in the 1940 Act) due to his relationship with the Adviser.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Adela M. Cepeda. Ms. Cepeda has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by Shareholders of the Trust on October 28, 2019. Ms. Cepeda has no relationships that would impair her independence to the Trust. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda was Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc. Ms. Cepeda is now a General Partner of Angeles Ventures Funds.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009 and has been most recently approved by Shareholders of the Trust on October 28, 2019. Ms. Schneider has no relationships that would impair her independence to the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the J.P. Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Luis A. Ubiñas. Mr. Ubiñas has served as an Independent Trustee of the Trust since 2019 and has been most recently approved by Shareholders of the Trust on October 28, 2019. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations, including as Chair of the Statue of Liberty-Ellis Island Foundation.

Joan E. Steel. Ms. Steel has served as an Independent Trustee of the Trust since 2020, when she was appointed by the Independent Trustees. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm advising family offices, private foundations and endowments in the U.S. and South America. She previously served as a Senior Vice President, Capital Group Private Client Services. Ms. Steel began her career as an institutional fixed income broker at Salomon Brothers and brings extensive global investment experience. Additionally, she has served on the boards of various non-profits and private companies.

Eva De La Rosa. Ms. De La Rosa is nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, to serve as an Independent Trustee of the Trust. Ms. De La Rosa has no relationships that would impair her independence to the Trust. Ms. De La Rosa’s experience has included serving as Managing Director and Head of North America Marketing at BlackRock, Inc. Most recently, Ms. De La Rosa has served on the boards of non-profit organizations and is the Chief Marketing Officer at Antalpha Platform Holding Co. since 2026.

Stephen Gouthro. Mr. Gouthro is nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, to serve as an Interested Trustee of the Trust. Mr. Gouthro has been the Global Chief Operating Officer for the Adviser since 2018.

Nominee Ownership of Fund shares and Ownership of the Adviser and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by each Nominee as of March 31, 2025:

Nominee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Complex
Independent Trustee Nominees
Adela M. Cepeda	None	None
Eva De La Rosa	None	None
Gail A. Schneider	None	None
Joan E. Steel	None	None
Luis A. Ubiñas	None	None
Interested Trustee Nominee
Stephen Gouthro	None	None

Class Y-2 and Class Y-3 shares of the Funds are generally only available to institutional investors, and Adviser Class and Class I shares of the Funds are generally only available to investors that invest in the Funds through a service agent that has entered into an agreement with MGI Funds Distributors, LLC, the principal underwriter of the Funds (the “Distributor”), and/or the Adviser (as described in the Funds’ Prospectus and Statement of Additional Information). For these reasons, the Trustees may not make direct investments in the Funds.

None of the Nominees beneficially owns shares, or, in the Trust’s last fiscal year, ended March 31, 2025, has purchased or sold shares, of the Adviser, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Meetings of the Board and Compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund’s business. During the fiscal year ended March 31, 2025, there were seven meetings of the Board, including special meetings, and each Trustee then in office attended 100% of the total number of meetings of the Board and of each committee on which he or she served. The Trust does not have a policy with respect to the Board’s attendance at meetings of Shareholders.

The table below includes certain information concerning the compensation paid to the Trustees and the Nominees during the Trust’s fiscal year ended March 31, 2025:

Name and Position Held	Annual Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustee Nominees
Adela M. Cepeda	$240,750	None	$240,750
Eva De La Rosa*	None	None	None
Gail A. Schneider	$252,250	None	$252,250
Luis A. Ubiñas	$218,000	None	$218,000
Joan E. Steel	$235,000	None	$235,000
Interested Trustee Nominee
Stephen Gouthro*,**	None	None	None

* Ms. De La Rosa and Mr. Gouthro were not Trustees during the fiscal year ended March 31, 2025.

** As an employee of the Adviser, Mr. Gouthro is not compensated for his service on the Board.

No officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services furnished to the Trust. Effective January 1, 2026, the Trust pays each Independent Trustee an annual retainer of $150,000. In addition, the Trust pays the Chairperson of the Board $40,000 per year, the Chairperson of the Nominating Committee $17,000 per year, and the Chairperson of the Audit Committee $17,000 per year. The Trust also pays each Independent Trustee $11,250 per regular in-person Board meeting attended, $10,000 per ad-hoc in-person Board meeting attended, and $5,000 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating Committee additionally receives $6,000 and $5,000, respectively, per Committee meeting attended.

Board Committees

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Audit Committee, and Ms. Steel serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2025, the Audit Committee met four times.

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Nominating Committee, and Ms. Schneider serves as Chairperson of the Nominating Committee. The Committee shall: (i) select and nominate persons for election or appointment by the Board as Trustees of the Trust as Independent Trustees; (ii) evaluate candidates’ qualifications and make recommendations for “interested” members of the Board; and (iii) evaluate the performance of the Board, taking into account such factors as the Committee may deem appropriate, including: Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments. During the fiscal year ended March 31, 2025, the Nominating Committee met two times.

While the Nominating Committee is solely responsible for the recommendation of Trustee candidates, the Nominating Committee may consider nominees recommended by Fund Shareholders. The Nominating Committee will consider recommendations for nominees from Shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by Shareholders), the Nominating Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	with respect to service as an Independent Trustee, whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Adviser and the Funds’ sub-advisers (the “Sub-advisers”), Trust service providers, or their affiliates;
•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and

•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its Shareholders.

The Nominating Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes would provide added skills, experiences or perspectives to the Board’s membership.

The Nominating Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser, its affiliates, and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board or the Chairperson regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Adviser’s Chief Investment Officer (or a senior representative of her office), the Trust’s Chief Compliance Officer, and the Sub-advisers’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairperson maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Adviser (including the liquidity risk committee and derivatives risk management committee), or its affiliates, and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, securities lending and derivatives. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Officers of the Trust

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the Adviser or an affiliated entity. None of the individuals who serve as officers of the Trust receives compensation from the Trust for services provided to the Trust. Exhibit B to this Proxy Statement provides information about the Trust’s officers, including certain biographical information, the positions the officers hold with the Trust, and the officers’ principal occupations over the past five years.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF
THE NOMINEES FOR TRUSTEE OF THE TRUST.

Proposal 2—Approval of Amendment to the Management Agreement

Overview of the Proposed Amendment to the Management Agreement

The Board of the Trust unanimously recommends that Shareholders of each Fund vote to approve the proposed amendment to the Management Agreement. The amendment to the Management Agreement would result in the elimination of Non-Advisory Services, as described below, from the Management Agreement, which would be covered under a separate agreement. As a result of these changes, each Fund’s total expense ratio would remain the same or decrease, and each Fund’s net expense ratio would remain the same or increase slightly (by no more than one basis point), as reflected in the current and pro forma annual operating expense tables included in Exhibit C.

Further, the Trust is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Funds’ “Other Expenses,” and thereby the total and net expense ratios, in their annual operating expense tables. To the extent that Proposal 2 is approved and the Trust enters into a separate compliance services agreement, the Adviser expects that each Fund’s net expense ratio, taking into account both the proposed amendment to the Management Agreement and the separate compliance services agreement, will increase by no more than one basis point. Any such compliance services agreement will be subject to the Board’s consideration and approval. Unless and until any such compliance services agreement is approved by the Board, the Adviser will continue to provide compliance services to the Funds without an agreement in place and at no additional cost to the Trust.

Each Fund’s net expense ratio reflects the Funds’ management fee waiver agreement, which applies on a Fund-by-Fund basis and requires the Adviser to waive any portion of the management fee it is entitled to under the Management Agreement with respect to each Fund that exceeds the aggregate amount of the sub-advisory fees that the Adviser is required to pay to the Sub-advisers for the management of their allocated portions of the subject Fund. Such agreement is in effect through July 31, 2026.

At its meeting on March 10, 2026 (the “March 2026 Meeting”), the Board, including all the Independent Trustees, approved the proposed amendment to the Management Agreement between the Trust and the Adviser. A copy of the Amended and Restated Management Agreement that reflects the proposed amendment to the Management Agreement is included as Exhibit D to this Proxy Statement.

The proposed amendment to the Management Agreement will eliminate coverage of certain Non-Advisory Services from the Management Agreement. In this Proxy Statement, the term “Non-Advisory Services” means administrative and compliance services that include, but are not limited to:

(i)	legal services necessary to maintain the Trust’s corporate existence;
(ii)	legal administration services;
(iii)	preparing materials for meetings of the Trust’s Board of Trustees and coordinating Board reporting;
(iv)	providing treasury functions;
(v)	overseeing the Trust’s independent registered public accounting firm and the Trust’s tax-related work;
(vi)	overseeing non-advisory transition management matters; and
(vii)	providing compliance services, including monitoring each Fund’s compliance with: the 1940 Act, and the rules and regulations thereunder; state and foreign laws and regulations applicable to the operation of investment companies; and the Code of Ethics and other policies adopted by the Board or by the Adviser, in its capacity as investment adviser of the Funds, and other services that are not investment advisory in nature.

The elimination of Non-Advisory Services from the Management Agreement constitutes a material change to the Management Agreement that, in accordance with the requirements of the 1940 Act and rules thereunder, must be approved by Shareholders of a Fund. If approved, the amendment to the Management

Agreement will take effect on July 1, 2026.

In addition, the Board approved amending the Management Agreement to reduce the contractual advisory fee rates charged by the Adviser with respect to each Fund, as shown below, to be effective at the same time as the amendment to the Management Agreement to the extent approved by Shareholders:

	New Advisory Fees			Previous Advisory Fees

Fund	On the first $750 Million	On the next $250 Million	On assets over $1 billion	On the first $750 Million	On the next $250 Million	On assets over $1 billion
Mercer US Small/Mid Cap Equity Fund	0.62 of 1%	0.60 of 1%	0.55 of 1%	0.90 of 1%	0.88 of 1%	0.83 of 1%
Mercer Non-US Core Equity Fund	0.59 of 1%	0.57 of 1%	0.52 of 1%	0.75 of 1%	0.73 of 1%	0.68 of 1%
Mercer Emerging Markets Equity Fund	0.57 of 1%	0.55 of 1%	0.50 of 1%	0.80 of 1%	0.78 of 1%	0.73 of 1%
Mercer Core Fixed Income Fund	0.30 of 1%	0.28 of 1%	0.23 of 1%	0.35 of 1%	0.33 of 1%	0.28 of 1%
Mercer Opportunistic Fixed Income Fund	0.57 of 1%	0.55 of 1%	0.50 of 1%	0.80 of 1%	0.78 of 1%	0.73 of 1%
Mercer Short Duration Fixed Income Fund	0.29 of 1%	0.27 of 1%	0.22 of 1%	0.30 of 1%	0.28 of 1%	0.23 of 1%

The new advisory fee rates were approved in recognition of the marketplace for the Funds. In light of the Adviser’s contractual agreement, which is effective until at least July 31, 2026, to waive any portion of the advisory fee with respect to each Fund that exceeds the aggregate amount of the sub-advisory fees that the Adviser is required to pay to the Fund’s Sub-advisers, the net advisory fees paid by the Funds as of their most recently completed fiscal year would have been the same if the new advisory fee rates had been in effect during the period. The new advisory fee rates do not require Shareholder approval.

For additional information about the Adviser, including: “Management and Control of the Adviser” and “Payments by the Funds to Affiliates of the Adviser,” see Exhibit E hereto (“Additional Information About the Adviser and the Management Agreement”). The amount of advisory fees paid by each Fund to the Adviser as of its most recently completed fiscal year is set forth in Exhibit F hereto.

Elimination of Non-Advisory Services from the Management Agreement

The current Management Agreement describes the investment advisory functions to be performed by the Adviser (or a Sub-adviser, under the Adviser’s supervision), including overall supervisory responsibility for the general management and investment of each Fund’s assets and full discretion to select new or additional Sub-advisers, or terminate and replace any Sub-adviser for each Fund (“Advisory Services”). In addition, the current Management Agreement provides that the Adviser will provide certain Non-Advisory Services, the cost of which are covered under the advisory fees charged under the Management Agreement.

In order to provide additional clarity around certain non-advisory services being performed for the Funds, and the corresponding expenses, it is proposed that all references to Non-Advisory Services in the Management Agreement be eliminated under the proposed amendment to the Management Agreement. To address various non-advisory services, Management has proposed to the Board, and the Board has approved, adoption of a new Legal and Treasury Administrative Services Agreement (the “Administrative Services Agreement”) that will cover non-advisory services, including most Non-Advisory Services eliminated from the Management Agreement, if Proposal 2 is approved. The Administrative Services Agreement also explicitly includes certain services relating to procurement of insurance coverage, which are not currently listed as part of Non-Advisory Services in the Management Agreement, but are currently provided by the Adviser.

Currently, the Non-Advisory Services covered by the Management Agreement include compliance services, including monitoring each Fund’s compliance with the 1940 Act and the rules and regulations thereunder, state and foreign laws and regulations applicable to the operation of investment companies, and the code of ethics and other policies adopted by the Board or by the Adviser, in its capacity as investment adviser of the Funds, and applicable to the Funds. Under the proposed amendment to the Management Agreement, compliance services will be removed from the Management Agreement and will not be covered in the new Administrative Services Agreement, and references to sharing of compliance personnel between the Fund and Adviser, and related sharing of expenses, will similarly be removed from the Management Agreement. The Management Agreement will further be amended to: (i) specify that the Trust will be responsible for the fees and expenses related to its own (but not the Adviser’s) compliance program; and (ii) clarify that the Trust, at its expense, may enter into agreements with one or more entities (including but not limited to the Adviser) to perform some or all of the services related to the expenses of the Trust specified in the Management Agreement or such other services that may be requested by the Board from time to time (including but not limited to compliance services). If Proposal 2 is approved, the Trust may enter into a separate compliance services agreement in the future, which could increase the Funds’ “Other Expenses,” and thereby the total and net expense ratios, in their annual operating expense tables, as described above. Any such agreement will be subject to the Board’s consideration and approval. For the avoidance of doubt, the Management Agreement will continue to provide that the Adviser will comply with all applicable rules and regulations of the SEC and will conduct its activities under the Management Agreement in accordance with other applicable law.

In consideration of the services to be rendered by the Adviser pursuant to the Administrative Services Agreement, each Fund will pay the Adviser an amount equal to the Adviser’s reasonable costs and expenses incurred in providing such services, but in no case will such compensation exceed the annual rate of 0.01% (one basis point) of the average daily net assets of each Fund.

Management believes that restricting the new form of Management Agreement to Advisory Services will facilitate the Adviser’s ability to more effectively manage or oversee those services that are “non-investment” in nature, including legal, compliance and administrative services, along with the associated costs. The Board has approved management’s Administrative Services Agreement proposal, which does not require Shareholder approval, to be effective upon Shareholder approval of Proposal 2.

The proposed amendment to the Management Agreement will not result in any change in the nature and level of Advisory Services provided by the Adviser to the Funds. As a result of the removal of most Non-Advisory Services to a separate Administrative Services Agreement, each Fund’s total expense ratio would remain the same or decrease, and each Fund’s net expense ratio would remain the same or increase slightly (by no more than one basis point), as reflected in the current and pro forma annual operating expense tables included in Exhibit C. In addition, the Administrative Services Agreement (including the compensation payable thereunder) could be amended in the future in a manner that materially increases the Funds’ overall expense ratios, provided that any such amendment will be subject to the Board’s consideration and approval, including under applicable law. Further, the Trust is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Funds’ “Other Expenses,” and thereby the total and net expense ratios, in their annual operating expense tables. To the extent that Proposal 2 is approved and the Trust enters into a separate compliance services agreement, the Adviser expects that each Fund’s net expense ratio, taking into account both the proposed amendment to the Management Agreement and the separate compliance services agreement, will increase by no more than one basis point. Any such compliance services agreement will be subject to the Board’s consideration and approval.

Description of the Amended and Restated Management Agreement

The following is a summary of the terms of the Amended and Restated Management Agreement and the current Management Agreement (the “Agreements”) that are substantially similar.

Duties. The Adviser provides investment advisory services to each Fund pursuant to the Agreements. Pursuant to the Agreements, the Trust employs the Adviser generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Adviser may hire one or more Sub-advisers for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Adviser continuously monitors each Sub-adviser’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds. The Adviser furnishes periodic reports to the Board regarding the investment programs and performance of the Funds

Compensation. The annual percentage rates for the Funds’ advisory fees are set forth above in the table with the headings “New Advisory Fees” and “Previous Advisory Fees.”

Expenses. The Adviser is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with Shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to Shareholders; calling and holding of Shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; state and federal registration fees; and the fees and expenses related to the Trust’s (not the Adviser’s) compliance program.

Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable federal and state law that cannot be waived or modified hereby.

Term. With respect to each Fund, the Amended and Restated Management Agreement will remain in effect through June 30, 2027, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the Fund’s Outstanding Voting Securities. Any such continuance also requires the approval of a majority of the Independent Trustees.

Failure of Shareholders to Approve Continuance. If the outstanding voting securities of a Fund fail to approve any continuance of the Agreements, the Adviser may continue to act as investment adviser with respect to the Fund pending the required approval of the continuance of such agreement, a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreements, whichever is less.

Termination. The Agreements may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a Majority of the Outstanding Voting Securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. The Agreements will automatically and immediately terminate in the event of their assignment.

Amendments. The Agreements may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of each Fund and by the vote of a majority of the Trustees.

Any required Shareholder approval of any amendment shall be effective with respect to a Fund if a

Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of another Fund.

Evaluation by the Board of the Amendment to the Management Agreement Under Proposal 2

At the March 2026 Meeting, the Board, including all the Independent Trustees, approved the proposed amendment to the Management Agreement for the Funds under Proposal 2.

The Board, including the Independent Trustees, is responsible for selecting a Fund’s investment adviser, approving the Adviser’s selection of Fund Sub-advisers and approving that Fund’s advisory and sub-advisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates a Fund’s advisory and sub-advisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its legal and fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

•	the nature, extent, and quality of the services that were provided by the Adviser;
•	the costs of the services provided and the profits realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds;
•	ancillary benefits that may accrue to the Adviser or its affiliates;
•	the extent to which economies of scale were realized as each Fund grew, and whether fee levels reflected these economies of scale for the benefit of Fund Shareholders; and
•	the investment performance of each Fund and the Adviser.

The Board believes that information relating to all these factors is relevant to its evaluation of a Fund’s advisory agreements.

June 2025 Meeting

At its meeting on June 23-24, 2025 (the “June 2025 Meeting”), the Board approved the annual continuation of the Management Agreement and considered each of the factors listed above. With respect to each Fund, a discussion of the basis of the Board’s approval of the Management Agreement and its consideration of such factors at that meeting is available in the Funds’ Form N-CSRS filed with the SEC for the period ended September 30, 2025. A copy of the Funds’ Form N-CSRS may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll free at 1-888-887-0619 or visiting the Trust’s website at http://www.delegated-solutions.mercer.com/us.html.

In considering the renewal of the Management Agreement at the June 2025 Meeting, the Independent Trustees reviewed the information and materials furnished by the Adviser that were prepared for the Meeting, including:

i.	the Management Agreement with respect to the Adviser’s management of the assets of each Fund;
ii.	information comparing each Fund’s performance (Class Y-3 shares) over various time periods to the performance of a peer group and peer universe of registered investment companies (“funds”) as selected by Broadridge, an independent, nationally recognized provider of investment company data, to be comparable to the Fund based on each Fund’s classification/objective and as contained in a report prepared by Broadridge (the “Broadridge Report” and such peer funds, the “performance universe”);

iii.	information describing the nature, extent, and quality of the services that the Adviser provided to the Funds; the fees that the Adviser charged to the Funds for these services; and a comparison of those fees to the fees paid by a peer group of funds as selected by Broadridge to be comparable to the Funds (i.e., with similar operating structures) and as contained in the Broadridge Report (the “expense group”);
iv.	the Funds’ management fee waiver agreement (the “Fee Waiver Agreement”), which applies on a Fund-by-Fund basis and requires the Adviser to waive any portion of the management fee it is entitled to under the Management Agreement with respect to each Fund that exceeds the aggregate amount of the sub-advisory fees that the Adviser is required to pay to the Sub-advisers for the management of their allocated portions of the subject Fund;
v.	the supplemental expense limitation agreement for the Short Duration Fund (together with the Fee Waiver Agreement, the “Fee Waiver Arrangements”);
vi.	information regarding the Adviser’s business and operations and associated personnel, including portfolio management and leadership teams; financial position; and compliance program;
vii.	information comparing each Fund’s operating expenses to those of the expense group; and
viii.	information regarding the benefits that the Adviser derived (or may derive in the future) as a result of its relationship with the Funds.

The key factors considered by the Board and the conclusions reached are described below.

The nature, extent, and quality of the services that were provided by the Adviser.

The Independent Trustees reviewed the services that the Adviser had provided to the Funds. In connection with the investment advisory services that were provided to the Funds, the Independent Trustees considered the qualifications, experience, and capabilities of the Adviser’s portfolio management team and other investment personnel, and the extent of care and conscientiousness with which Adviser personnel performed their duties. In this regard, the Independent Trustees considered that, while the Adviser focused to a substantial extent on the selection, evaluation, and oversight of the Funds’ Sub-advisers, consistent with the Trust’s multi-manager structure, the Adviser had various other responsibilities as the Funds’ investment adviser, such as: the provision of investment advice, including with respect to portfolio construction generally; the allocation of each Fund’s assets among multiple Sub-advisers and the oversight of Sub-adviser transitions; the negotiation of sub-advisory fees, where the Adviser sought to achieve and maintain an appropriate and competitive level of fees and fee structure; the oversight of the Funds’ compliance with applicable law, including administration of the Funds’ compliance policies and procedures; and implementation of certain risk management programs. In considering the Adviser’s oversight of the Funds’ Sub-advisers, the Independent Trustees noted the Adviser’s monitoring and review of each Sub-adviser’s: investment performance and processes; compliance with the applicable Fund’s investment objective, policies, and limitations, including portfolio investment guidelines; portfolio security brokerage and trading practices; and use of derivatives or other complex financial instruments, among other matters.

The Independent Trustees considered the Adviser’s ability and willingness, over various periods, to recommend to the Board the restructuring of a Fund in an effort to improve the Fund’s risk/return profile and/or performance over the longer term by identifying instances where it was appropriate to: add a new Sub-adviser, replace a current Sub-adviser, reallocate Fund assets among current Sub-advisers, utilize a new strategy of a current Sub-adviser, or implement a combination of these or other measures. In considering the services provided by the Adviser in connection with the review, selection, evaluation and monitoring of Sub-advisers for the Funds, the Independent Trustees noted the fact that the Adviser has access to, through its affiliates, significant manager research and related services that an investment adviser to a fund complex of similar size as the Funds might not otherwise be able to provide. The Independent Trustees considered the Trust’s multi-manager structure, and the services required by the Trust under that structure, as compared to an investment company without multiple sub-advisers. The Independent Trustees also considered the nature, extent, and quality of the non-investment advisory and administrative services that were provided to the Funds by the Adviser, such as supervision of the Funds’ third-party service providers and certain shareholder administrative services for Class I shares of the Funds (as applicable). The Independent Trustees considered the Adviser’s capabilities in providing the administrative, legal and compliance services needed to support management of the Funds, and also considered the scope and substance of the Adviser’s regulatory and compliance policies, procedures, and systems. The Independent Trustees further noted the Adviser’s willingness to add or replace personnel in order to ensure that appropriate staffing levels were maintained. Based on their consideration and review of the foregoing, the Independent Trustees determined that the Funds benefited from the nature, extent, and quality of these services, will benefit from the Adviser’s ability to continue to provide these services, and concluded that such services supported the continuation of the Management Agreement with the Adviser.

The costs of the services provided and the profits realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds.

The Independent Trustees compared each Fund’s contractual and actual management fee and total expense ratio (i.e., net expense ratio after the Fee Waiver Agreement and including Rule 12b-1/non-12b-1 fees) to the Fund’s respective expense group as selected by Broadridge in the Broadridge Report. The Independent Trustees noted that each Fund’s contractual management fee fell within either the first quintile (i.e., the quintile with the lowest expenses), second quintile, or third quintile of each Fund’s respective expense group, except for Adviser Class, Class I, and Class Y-2 shares of the Small/Mid Cap Fund, which fell within the fourth quintile; Class Y-3 shares of the Small/Mid Cap Fund, which fell within the fifth quintile; Adviser Class, Class I, and Class Y-2 shares of the Opportunistic Fixed Income Fund, which fell within the fourth quintile; and Class Y-3 shares of the Opportunistic Fixed Income Fund, which fell within the fifth quintile. The Independent Trustees also noted that the actual management fee for each class of shares of each Fund fell within the first quintile (i.e., the quintile with the lowest expenses). With respect to total expense ratios, they noted that each class of each Fund fell within the first quintile of each Fund’s respective expense group, except for: Adviser Class shares of the Small/Mid Cap Fund and Core Fixed Income Fund, which fell within the second quintile; Adviser Class shares of the Opportunistic Fixed Income Fund and Short Duration Fund, which fell within the fourth quintile and Class I shares of the Opportunistic Fixed Income Fund, which fell within the second quintile. The Independent Trustees considered that the Adviser Class and Class Y-2 information was provided on a pro forma basis as there were currently no shares outstanding for such Classes.

The Independent Trustees also considered the Fee Waiver Arrangements and their effect on the Adviser’s actual management fee and the Funds’ total expense ratios and further considered that the Adviser intended to renew the Fee Waiver Arrangements for another year through at least July 31, 2026. The Independent Trustees considered the information provided by the Adviser regarding the investment management services it provides to other funds and accounts, including a description of certain fees for such services, but noted the Adviser’s explanation that such accounts are not comparable to the Funds and, therefore, the relevance of such information was considered by the Independent Trustees in that context.

The Independent Trustees considered the entrepreneurial risk undertaken by the Adviser in managing and operating the Trust and the Funds and they considered the Adviser’s commitment to the continued successful operation of the Funds. Regarding the level of profitability being realized by the Adviser in connection with its management of the Funds, the Independent Trustees took note of the Adviser’s explanation that it was not realizing a direct profit from the investment advisory services it provides to the Funds as a result of the Fee Waiver Arrangements.

The Independent Trustees also discussed the Adviser’s ongoing costs in operating the Funds. The Independent Trustees considered the Adviser’s ongoing practice of negotiating reduced fee schedules for certain of the Sub-advisers, which results in a benefit to the Funds and their Shareholders under the Fee Waiver Agreement to the extent that such sub-advisory fees are reduced.

Based on their consideration and review of the foregoing, the Independent Trustees concluded that, in light of the nature, extent and quality of the advisory services provided by the Adviser to each Fund, the information provided regarding the fees paid to, and the costs incurred by, the Adviser supported the continuation of the Management Agreement.

Ancillary benefits that may accrue to the Adviser or its affiliates.

The Independent Trustees also considered the other relationships that the Adviser and its affiliates have with the Trust, and any ancillary or “fall-out” benefits realized by the Adviser and its affiliates from its relationship with each Fund, as described in the Adviser’s responses to the questions and information requests contained in the 15(c) Information Request Letter. The Independent Trustees recognized that, because of the Trust’s multi-manager structure, the Adviser did not place portfolio transactions on behalf of the Funds, and, thus, it did not receive proprietary research from broker-dealers that executed the Funds’ portfolio transactions. In addition, the Independent Trustees noted that the Adviser, as a policy, did not receive any services paid for by Fund soft dollar commissions. As such, the Independent Trustees took note of the fact that the Adviser did not derive any benefits from any Fund portfolio transactions.

The Independent Trustees took into consideration the Adviser’s discussion of the ancillary benefits that the firm (along with its affiliates) may realize by managing the Funds, to the extent that potential investors view the Adviser and its affiliates as providing a diverse array of investment products, and managing different asset classes, which were available through multiple investment vehicles, as well as the benefits to the Adviser stemming from its ability to negotiate global fee arrangements from time to time with certain of the Sub-advisers that manage (or an affiliate manages) assets for the Funds along with assets for other accounts of the Adviser or its affiliates.

The Independent Trustees also noted that the Adviser will provide or procure (and oversee), as applicable, certain non-advisory and non-distribution related shareholder administrative services pursuant to a shareholder administrative services plan for the Adviser Class, Class I, and Class Y-2 shares of the Funds (the “Shareholder Services Plan”), and a shareholder administrative services agreement with the Adviser for such classes (the “Shareholder Administrative Services Agreement”), and that the Adviser would be entitled to receive compensation from the Funds for acting in that capacity. The Independent Trustees acknowledged that no compensation had been paid to date under the Shareholder Services Plan and Shareholder Administrative Services Agreement for Adviser Class and Class Y-2 shares of the Funds, as there were no Adviser Class or Class Y-2 shares issued or outstanding as of the Meeting.

The Independent Trustees noted the shareholder administrative servicing fees paid to the Adviser with respect to Class I shares under the Shareholder Administrative Services Agreement and considered that such compensation was accrued from the fees paid by the Funds under the Shareholder Services Plan. Based on their consideration and review of the foregoing, the Independent Trustees concluded that these benefits or potential benefits that would accrue to the Adviser and its affiliates by virtue of their relationships with the Funds appeared to be reasonable.

The extent to which economies of scale were realized as each Fund grew, and whether fee levels reflected these economies of scale for the benefit of Fund Shareholders.

The Independent Trustees took into consideration the fact that the advisory fee schedule for each Fund currently includes breakpoints at the level of $750 million and $1 billion in assets. The Independent Trustees noted that, as a result of the Fee Waiver Agreement, any decreases in the advisory fee for a particular Fund under the Management Agreement resulting from the Fund passing certain asset level thresholds would not result in a decrease in the fee paid by that Fund under the current Fee Waiver Agreement, which requires that the Adviser waive any portion of its management fee that exceeds the aggregate fees paid to a Fund’s Sub-advisers.

The investment performance of each Fund and the Adviser.

The Independent Trustees considered the investment performance of each Fund and reviewed Fund performance in the context of the Trust’s multi-manager structure, and the unique considerations that this structure requires. The Independent Trustees considered whether the Funds operated within their investment objectives and styles and considered each Fund’s record of compliance with its investment restrictions. The Independent Trustees also considered that the Adviser continues to be proactive, over various periods, in seeking to replace and/or add Sub-advisers, to reallocate Fund assets among current Sub-advisers, to utilize a new strategy of a current Sub-adviser, or otherwise restructure a Fund with a view toward improving a Fund’s risk/return profile and/or performance over the longer term.

While consideration was given to the Adviser’s performance reports and discussions at prior Board meetings, and performance reports provided by the Adviser to the Board between Board meetings, particular attention was given to the materials prepared specifically for the Meeting, including the Broadridge Report. In reviewing the performance of the Funds, the Independent Trustees considered the performance of each Fund over various measurement periods ended March 31, 2025. The Independent Trustees noted the Adviser’s report that none of the Funds’ performance fell within the fourth or fifth quintile (i.e., the quintile with the lowest performance) of its performance universe for both the one- and three-year measurement periods. The Independent Trustees also took into consideration the Adviser’s expectations for the acceptable performance of each Fund.

In light of the foregoing considerations, the Independent Trustees concluded that the Adviser’s performance in managing each Fund indicated that the Adviser’s continued management will benefit the Funds and their shareholders.

Conclusion

Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, and such other matters as were deemed relevant, the Independent Trustees concluded that the approval of the Management Agreement was in the best interests of the Funds and their shareholders, and the Independent Trustees, who constitute the entire Board, approved the renewal of the Management Agreement.

March 10, 2026 Meeting

In approving the proposed amendment to the Management Agreement at the March 2026 Meeting, the Board determined that it was appropriate to rely on its consideration at the June 2025 Meeting of the above factors, as well as its conclusions with respect to those factors and with respect to the renewal of the Management Agreement. The Board considered that the services provided by the Adviser are remaining substantially the same and the Board regularly receives updated information regarding the Adviser and the Funds at its quarterly meetings, including information regarding the Funds’ performance, expenses, and operations over various periods. The Board also considered the pro forma expense information provided by the Adviser in connection with the proposed amendment to the Management Agreement, which noted that each Fund’s total expense ratio would remain the same or decrease, and each Fund’s net expense ratio would remain the same or increase slightly (by no more than one basis point).

At the March 2026 Meeting, the Board revisited particular factors to the extent relevant to the proposed amendment to the Management Agreement. Among other things, the Board further reviewed the investment advisory services that were provided to the Funds, including the capabilities of the Adviser’s investment personnel and the Adviser’s selection and oversight of the Funds’ Sub-advisers. The Board also considered the investment performance of each Fund and reviewed Fund performance in the context of the Trust’s multi-manager structure. The Board further considered the duration of the Funds’ Fee Waiver Agreement and its expected effect on the Funds’ net expense ratios and noted the Adviser’s intent to propose the continuation of the current fee waiver arrangements for an additional year at the Board’s June 2026 Meeting.

With respect to Proposal 2, the Board considered the differences between the current Management Agreement and the proposed amendment to the Management Agreement, as described above. The Board noted that the structure under the amendment to the Management Agreement would more clearly delineate the Adviser’s duties under the Management Agreement by separating the Adviser’s non-advisory functions from its advisory functions. The Board considered the Adviser’s explanation that restricting the Management Agreement to investment advisory services would facilitate the Adviser’s ability to more effectively manage or oversee those services that are non-investment in nature, including legal, compliance and administrative services (including managing the costs associated with such services), while limiting the increase in the Funds’ overall net expense ratio annually to one basis point or less. The Board also considered the Adviser’s explanation that it was not commercially reasonable for the Adviser to continue to cover the expenses of the Non-Advisory Services, and the Board determined that it was appropriate and reasonable for the Funds to cover such expenses.

The Board also considered whether any ancillary or “fall-out” benefits would be realized by the Adviser resulting from the restructuring of the Management Agreement into separate advisory and administrative services agreements. The Board noted that the Adviser would be entitled to receive compensation in an amount equal to the Adviser’s reasonable costs and expenses incurred in providing Non-Advisory Services to the Funds (excluding compliance services), and that such compensation would be limited to the annual rate of one basis point of the average daily net assets of each Fund. The Board also recognized that the Adviser was considering the possibility of recommending that the Trust enter into a separate compliance services agreement in the future, subject to Board consideration and approval. The Board noted that the Adviser currently provides compliance services to the Funds and that, if such compliance services agreement was approved by the Board, the cost of such services would be borne directly by the Funds. The Board noted that the cost of the Non-Advisory Services in the aggregate (including compliance services) was anticipated to be no more than one basis point, as described above.

The Board also considered the Adviser’s proposal to contractually reduce the gross advisory fee payable by each of the Funds under the Management Agreement in recognition of the current marketplace for the Funds. The Board noted the Adviser’s explanation that the amendment to the Management Agreement and such contractual advisory fee reductions would not result in any reduction in the nature and quality of the advisory services provided by the Adviser to the Funds.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE MANAGEMENT AGREEMENT.

Additional Information About Voting and the Meeting

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail and telephone. The Adviser has retained Okapi Partners LLC (“Okapi”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. All costs of solicitation, including costs associated with the preparation, printing, and mailing of this Proxy Statement and accompanying material, will be borne by the Funds. This includes Okapi’s fees, which are estimated to be approximately $32,000 and include the costs of typesetting, printing, and mailing the proxy materials. These expenses will be allocated among the Funds based on a combination of the Funds’ relative net assets and/or number of Shareholder accounts.

Beneficial Ownership of Shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit G to this Proxy Statement. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each class of each Fund as of March 24, 2026.

Shareholder Proposals and Communications

The Trust is not required, and does not intend, to hold regular annual meetings of Shareholders. A Shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of Shareholders should send his or her written proposal to the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, Attention: Secretary, so that the written proposal is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement relating to that meeting and presented at the meeting. A Shareholder proposal may be presented at a meeting of Shareholders only if such proposal concerns a matter that properly may be brought before the meeting under applicable law and the Trust’s governing documents.

Submission of a proposal by a Shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting. If a Shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust, c/o the Secretary of the Trust, at 99 High Street, Boston, Massachusetts 02110. The correspondence will be provided to the Board for review and consideration.

Additional Information About the Trust

Investment Adviser

The Adviser, a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment adviser to the Funds. The Adviser is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036. The Adviser is registered as an investment adviser with the SEC.

The Adviser provides investment advisory services to the Funds pursuant to the Management Agreement, dated July 1, 2014, as amended, between the Trust and the Adviser. The Trust employs the Adviser generally to manage the investment and reinvestment of the assets of each Fund. In so doing, the Adviser may hire one or more Sub-advisers to carry out the investment program of each Fund (subject to the approval of the Board). The Adviser continuously reviews, supervises, and administers the investment program of each Fund. The Adviser furnishes periodic reports to the Board regarding the investment program and performance of each Fund.

Distributor

The Distributor, a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Administrator

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the administrator of the Funds. The Administrator performs various services for the Funds, including fund accounting, daily and ongoing maintenance of certain Fund records, calculation of each Fund’s net asset value, and preparation of shareholder reports.

Auditor

Deloitte & Touche LLP (“Deloitte”), located at 115 Federal Street, Boston, Massachusetts 02110, serves as the Trust’s independent registered public accounting firm. Deloitte audits the Funds’ financial statements, prepares the Trust’s federal and state annual income tax returns, and provides certain non-audit services. For the Trust’s fiscal years ended March 31, 2024 and March 31, 2025, the Audit Committee did not approve any services provided by Deloitte pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board has selected Deloitte as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2026.

Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation.

Audit Fees

For the Trust’s fiscal years ended March 31, 2024 and March 31, 2025, the aggregate fees billed by Deloitte for professional services rendered to the Trust for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements were $415,402 and $367,900, respectively.

Audit-Related Fees

For the Trust’s fiscal years ended March 31, 2024 and March 31, 2025, there were no fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported as “audit fees” above. There were no “audit-related fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

Tax Fees

For the Trust’s fiscal years ended March 31, 2024 and March 31, 2025, the aggregate tax fees billed by Deloitte for professional services rendered for the review of the Trust’s tax returns and excise tax calculations were $85,110 and $76,953, respectively.

There were no “tax fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

All Other Fees

Not Applicable.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services to be performed by Deloitte before Deloitte is engaged by the Trust to perform such services.

Non-Audit Services and Fees

For the Trust’s fiscal years ended March 31, 2024 and March 31, 2025, there were no fees billed by Deloitte for non-audit services rendered to the Trust, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Other Business

Management of the Trust knows of no business to be presented at the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

By Order of the Board of Trustees,

Caroline Hulme, Esq.
Vice President, Chief Legal Officer, and Secretary of the Trust

April 20, 2026

Exhibit Index

Exhibit A

Shares Outstanding as of March 24, 2026 (the Record Date) *

Fund	Share Class	Shares Outstanding as of Record Date
Mercer US Small/Mid Cap Equity Fund	Class I shares	556,017
Mercer US Small/Mid Cap Equity Fund	Class Y-3 shares	151,969,303
Mercer Non-US Core Equity Fund	Class I shares	41,725,269
Mercer Non-US Core Equity Fund	Class Y-3 shares	323,235,734
Mercer Emerging Markets Equity Fund	Class I shares	21,108
Mercer Emerging Markets Equity Fund	Class Y-3 shares	131,220,222
Mercer Core Fixed Income Fund	Class I shares	1,766,158
Mercer Core Fixed Income Fund	Class Y-3 shares	171,818,290
Mercer Opportunistic Fixed Income Fund	Class I shares	91,626
Mercer Opportunistic Fixed Income Fund	Class Y-3 shares	257,240,647
Mercer Short Duration Fixed Income Fund	Class I shares	10
Mercer Short Duration Fixed Income Fund	Class Y-3 shares	8,436,725

* Class I and Y-3 shares were the only classes of shares outstanding on the Record Date. There were no Class Y-2, or Adviser Class shares outstanding as of that date.

Exhibit A-1

Exhibit B

Officers of the Trust

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Jon Gezotis (46)	Vice President and Assistant Treasurer	Since 2024	Mr. Gezotis is a partner at Mercer Investments LLC and US Chief Operating Officer (COO) for Mercer Wealth and Investments business since 2024. Prior to joining Mercer Investments LLC, Mr. Gezotis was Managing Director at Citibank in a global role overseeing Product Management and go to market strategies.
Fred Keyo (42)	Chief Financial Officer, Vice President, Assistant Treasurer	Since 2026	Mr. Keyo is Principal and the Head of Fund Administration at Mercer Investments LLC since 2026. Prior to 2026, Mr. Keyo was Senior Manager, Fund Administration at Mercer Investments LLC since 2018.
Colin J. Dean (49)	Vice President and Assistant Secretary	Since 2021**	Mr. Dean is Global Chief Counsel, Investments since 2018. He served as Senior Legal Counsel - Investments for Mercer Investments LLC from 2010 to 2018.
Caroline Hulme (40)	Vice President, Chief Legal Officer and Secretary	Since 2021**	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.
Kenneth Earley (52)	Vice President and Assistant Secretary	Since 2023	Mr. Earley is Senior Legal Counsel, Investments at Mercer Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of Morse, Barnes - Brown & Pendleton, P.C. from 2021 to 2022, and as a Senior Associate in the investment management practice group at Morgan, Lewis & Bockius LLP from 2015 to 2020.
Larry Vasquez (58)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.
Emma Koch (41)	Vice President	Since 2025	Ms. Koch is a Vice President and Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2024, Ms. Koch was an Executive Director at J.P. Morgan on the institutional interest rate derivatives sales desk.

Exhibit B-1

Sean Chatburn (51)	Vice President	Since 2024	Mr. Chatburn is a Partner and Senior Portfolio Manager for equities at Mercer Investments LLC., since 2010. Mr. Chatburn is responsible for assisting plan sponsors, endowments, foundations, and sovereigns in meeting their investment goals and objectives by portfolio construction, including asset allocation and manager selection.
Nicole Wong (59)	Vice President and Chief Compliance Officer	Since 2022	Ms. Wong serves as Chief Compliance Officer of the Mercer Funds and Mercer Trust Company LLC since December 2022. Prior to joining Mercer, Ms. Wong was Director - Compliance, Schwab Asset Management from 2019-2022. Ms. Wong also served in various Compliance leadership roles at State Street Corporation from 2009 to 2019, where she was most recently Vice President, Alternative Investment Solutions Risk and Compliance Director.
*	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
**	Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Exhibit B-2

Exhibit C

Current and Pro Forma Annual Operating Expense Tables

Mercer US Small/Mid Cap Equity Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.87%	0.87%	0.87%	0.87%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.05%	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses(3)	1.49%	1.24%	1.14%	0.99%
Less Fee Waivers(1)	(0.49%)	(0.49%)	(0.49%)	(0.49%)
Net Annual Fund Operating Expenses(3)	1.00%	0.75%	0.65%	0.50%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Exhibit C-1

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$102	$423	$767	$1,738
Class I	$77	$345	$634	$1,457
Class Y-2	$66	$314	$580	$1,342
Class Y-3	$51	$266	$499	$1,168

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.59%	0.59%	0.59%	0.59%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses(3)	1.22%	0.97%	0.87%	0.72%
Less Fee Waivers(1)	(0.21%)	(0.21%)	(0.21%)	(0.21%)
Net Annual Fund Operating Expenses(3)	1.01%	0.76%	0.66%	0.51%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5%

Exhibit C-2

return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$103	$366	$650	$1,459
Class I	$78	$288	$516	$1,171
Class Y-2	$67	$257	$462	$1,053
Class Y-3	$52	$209	$380	$875

Exhibit C-3

Mercer Non-US Core Equity Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.25%	1.00%	0.90%	0.75%
Less Fee Waivers(1)	(0.38%)	(0.38%)	(0.38%)	(0.38%)
Net Annual Fund Operating Expenses	0.87%	0.62%	0.52%	0.37%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end. The “Other Expenses” shown for Class I are also based on estimated amounts for the Fund’s current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$89	$359	$650	$1,478
Class I	$63	$281	$515	$1,190
Class Y-2	$53	$249	$461	$1,073
Class Y-3	$38	$202	$379	$895

Exhibit C-4

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.54%	0.54%	0.54%	0.54%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.10%	0.85%	0.75%	0.60%
Less Fee Waivers(1)	(0.22%)	(0.22%)	(0.22%)	(0.22%)
Net Annual Fund Operating Expenses	0.88%	0.63%	0.53%	0.38%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end. The “Other Expenses” shown for Class I are also based on estimated amounts for the Fund’s current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$90	$328	$585	$1,320
Class I	$64	$249	$450	$1,029
Class Y-2	$54	$218	$395	$910
Class Y-3	$39	$170	$313	$729

Exhibit C-5

Mercer Emerging Markets Equity Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.79%	0.79%	0.79%	0.79%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.40%	1.15%	1.05%	0.90%
Less Fee Waivers(1)	(0.52%)	(0.52%)	(0.52%)	(0.52%)
Net Annual Fund Operating Expenses(3)	0.88%	0.63%	0.53%	0.38%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$90	$392	$716	$1,635
Class I	$64	$314	$583	$1,351
Class Y-2	$54	$282	$529	$1,236
Class Y-3	$39	$235	$448	$1,060

Exhibit C-6

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.56%	0.56%	0.56%	0.56%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.11%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.18%	0.93%	0.83%	0.68%
Less Fee Waivers(1)	(0.29%)	(0.29%)	(0.29%)	(0.29%)
Net Annual Fund Operating Expenses(3)	0.89%	0.64%	0.54%	0.39%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Exhibit C-7

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$91	$346	$621	$1,406
Class I	$65	$267	$486	$1,116
Class Y-2	$55	$236	$432	$998
Class Y-3	$40	$188	$350	$819

Exhibit C-8

Mercer Core Fixed Income Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.31%	0.31%	0.31%	0.31%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.87%	0.62%	0.52%	0.37%
Less Fee Waivers(1)	(0.23%)	(0.23%)	(0.23%)	(0.23%)
Net Annual Fund Operating Expenses	0.64%	0.39%	0.29%	0.14%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$65	$255	$460	$1,051
Class I	$40	$175	$323	$752
Class Y-2	$30	$144	$268	$631
Class Y-3	$14	$96	$184	$445

Exhibit C-9

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.26%	0.26%	0.26%	0.26%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.83%	0.58%	0.48%	0.33%
Less Fee Waivers(1)	(0.18%)	(0.18%)	(0.18%)	(0.18%)
Net Annual Fund Operating Expenses	0.65%	0.40%	0.30%	0.15%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$66	$247	$443	$1,009
Class I	$41	$168	$306	$709
Class Y-2	$31	$136	$251	$586
Class Y-3	$15	$88	$167	$401

Exhibit C-10

Mercer Opportunistic Fixed Income Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(3)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(4)	1.43%	1.18%	1.08%	0.93%
Less Fee Waivers(1)	(0.42%)	(0.42%)	(0.42%)	(0.42%)
Net Annual Fund Operating Expenses(4)	1.01%	0.76%	0.66%	0.51%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other funds, including business development companies. AFFE are based on estimated amounts for the current fiscal year.

(4)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include AFFE, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Exhibit C-11

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$103	$411	$742	$1,677
Class I	$78	$333	$608	$1,394
Class Y-2	$67	$302	$555	$1,279
Class Y-3	$52	$254	$474	$1,104

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.54%	0.54%	0.54%	0.54%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses(3)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(4)	1.21%	0.96%	0.86%	0.71%
Less Fee Waivers(1)	(0.19%)	(0.19%)	(0.19%)	(0.19%)
Net Annual Fund Operating Expenses(4)	1.02%	0.77%	0.67%	0.52%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other funds, including business development companies. AFFE are based on estimated amounts for the current fiscal year.

(4)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include AFFE, which are included above.

Exhibit C-12

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$104	$365	$647	$1,449
Class I	$79	$287	$512	$1,161
Class Y-2	$68	$255	$458	$1,043
Class Y-3	$53	$208	$376	$865

Exhibit C-13

Mercer Short Duration Fixed Income Fund

Current Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.38%	1.13%	1.03%	0.88%
Less Fee Waivers(1)(3)	(0.68%)	(0.68%)	(0.68%)	(0.68%)
Net Annual Fund Operating Expenses	0.70%	0.45%	0.35%	0.20%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class. Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	The Adviser has also contractually agreed, until at least July 31, 2026, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described in footnote (1) above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2026 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$72	$370	$690	$1,598
Class I	$46	$292	$556	$1,314
Class Y-2	$36	$260	$502	$1,198
Class Y-3	$20	$213	$421	$1,021

Exhibit C-14

Pro Forma Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is considering the possibility of entering into a separate compliance services agreement in the future, which could increase the Fund’s “Other Expenses,” and thereby the total and net expense ratios, in these tables.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.29%	0.29%	0.29%	0.29%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.38%	1.13%	1.03%	0.88%
Less Fee Waivers(1)(3)	(0.68%)	(0.68%)	(0.68%)	(0.68%)
Net Annual Fund Operating Expenses	0.70%	0.45%	0.35%	0.20%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of July 31, 2025.

(2)	“Other Expenses” include administrative, custodial, administration and external legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class. Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	The Adviser has also contractually agreed, until at least July 31, 2026, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described in footnote (1) above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2026 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Exhibit C-15

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$72	$370	$690	$1,598
Class I	$46	$292	$556	$1,314
Class Y-2	$36	$260	$502	$1,198
Class Y-3	$20	$213	$421	$1,021

Exhibit C-16

Exhibit D

Proposed Amended and Restated Management Agreement

AMENDED AND RESTATED AGREEMENT made this 1st day of July, 2026, by and between the Mercer Funds, a Delaware statutory trust (the “Trust”), and Mercer Investments LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to create separate series of shares, each having its own investment objectives and policies; and

WHEREAS, the Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of providing investment management services; and

WHEREAS, the Trust and the Advisor entered into the Investment Management Agreement, dated July 1, 2014 (the “Original Agreement”), pursuant to which the Advisor renders investment management and other services with respect to the series of the Trust listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a “Fund,” and collectively, the “Funds”); and

WHEREAS, the Trust and the Advisor desire to amend and restate the Original Agreement in its entirety to reflect, among other things, a reduction in the fee rates being charged by the Advisor for providing investment advisory services to each of the currently existing Funds.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1.	DUTIES OF THE TRUST

(a)	The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and for all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; preparation and filing of such forms as may be required by the various jurisdictions in which the Trust’s shares may be sold; preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; state and federal registration fees; and the fees and expenses related to the Trust’s (not the Advisor’s) compliance program.

(b)	In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Advisor may share facilities common to each, with appropriate proration of expenses between them.

(c)	To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Trust is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Trust to the extent of the Advisor’s actual costs for providing such services. The Trust, at its expense, may enter into agreements with one or more entities (including the Advisor) to perform some or all of the services related to the expenses of the Trust specified

Exhibit D-1

above in Section 1(a) or such other services that may be requested by the Trust’s Board of Trustees from time to time.

2.	DUTIES OF THE ADVISOR

(a)	The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of each Fund. Subject always to the supervision and control of the Trust’s Board of Trustees, the Advisor will have: (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional sub-advisors for each Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with sub-advisors; (iv) full discretion to terminate and replace any sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of a Fund’s assets then managed by a sub-advisor; provided that, any agreement with a sub-advisor will be in compliance with, and approved as required by, the 1940 Act, or in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission (the “Commission”) under the 1940 Act. In connection with the Advisor’s responsibilities under this Agreement, the Advisor will assess each Fund’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional sub-advisors, from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment objective(s). To the extent that the Advisor does hire any sub-advisor, the Advisor will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund. In addition, the Advisor will oversee and coordinate the Funds’ securities lending agent, and oversee the Funds’ brokerage commission recapture arrangements (if any).

(b)	The Advisor will provide, or direct any sub-advisor to provide, to the administrator and the Trust, records concerning the Advisor’s and sub-advisor(s)’ activities which the Trust is required to maintain, and to render regular reports to the administrator and to the Trust’s officers and Trustees concerning the Advisor’s and sub-advisor(s)’ performance of the foregoing responsibilities. The retention of a sub-advisor by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

(c)	The Advisor shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust, and in compliance with such policies as the Trustees, from time to time, may establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus(es) and statement of additional information, as amended from time to time (referred to collectively as the “Prospectus”), and applicable laws and regulations. The Trust will furnish the Advisor, from time to time, with copies of all amendments to the Prospectus, if any.

(d)	The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel (including the costs of retaining any sub-advisors) required by the Advisor to perform the services on the terms and for the compensation provided herein. The Advisor will not, however, pay for the cost of securities, commodities, and other investments, including brokerage commissions and other transaction charges, if any) purchased or sold by the Funds.

3.	DELIVERY OF DOCUMENTS

(a)	The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following, and will furnish any amendments and restatements as they are effected:

Exhibit D-2

(i)

The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall, from time to time, be amended, is herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended, from time to time, are herein called the “By-Laws”); and

(iii)	Prospectus(es) of the Fund(s).

(b)	The Advisor has furnished to the Trust a copy of its Form ADV, as filed with the Commission, and will furnish any amendment thereto as may be effected.

4.	OTHER COVENANTS

The Advisor agrees that it:

(a)	will comply with all applicable rules and regulations of the Commission and, in addition, will conduct its activities under this Agreement in accordance with other applicable law;

(b)	will place, or will direct the sub-advisors to place, orders pursuant to its/their investment determinations for the Fund(s) either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Advisor will, or will direct the sub-advisors to, use its/their best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor (or any sub-advisor) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Advisor or an affiliate of the Advisor may exercise investment discretion. The Advisor (or any sub-advisor) is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor (or any sub-advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to a Fund. Such authorization is subject to termination at any time by the Trust’s Board of Trustees for any reason. In no instance, will any Fund’s securities be purchased from or sold to the Advisor, any sub-advisor engaged with respect to that Fund, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, any sub-advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Commission and the 1940 Act.

5.	COMPENSATION OF THE ADVISOR

(a)	For the services to be rendered by the Advisor as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Advisor compensation at the rates specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor at the end of each month and shall be calculated by applying a daily rate to the assets of each Fund, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

Exhibit D-3

(b)	Any advisory fees that may be charged by any sub-advisors hired by the Advisor are the sole obligation of the Advisor, and not of the Trust.

(c)	If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion that the number of calendar days during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)	The Advisor may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to the Advisor pursuant to this Agreement and may similarly agree to make payments to limit expenses that are the responsibility of the Trust under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee voluntarily reduced by the Advisor and any Fund expense paid by the Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Advisor has agreed.

6.	REPORTS

The Advisor shall furnish the Trust’s Board of Trustees such periodic and special reports as the Board reasonably may request, including reports on the nature and quality of services provided by any sub-advisors. The Advisor shall provide such information as the Board of Trustees may reasonably request and such information as shall be reasonably necessary to evaluate the terms of any investment management contract.

7.	STATUS OF THE ADVISOR

The services of the Advisor to the Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Advisor shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Advisor to be suitable for two or more accounts managed by the Advisor, the available securities or investments may be allocated in a manner believed by the Advisor to be equitable to each account. It is recognized that, in some cases, this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8.	USE OF THE MERCER NAME

In accordance with the Declaration of Trust of the Trust, in the event that the Advisor ceases to be the Trust’s investment manager for any reason, the Trust will (unless the Advisor otherwise agrees in writing) take all necessary steps to cause the Trust to change to a name not including the word “MERCER,” within a reasonable period of time.

Exhibit D-4

9.	CERTAIN RECORDS

The Advisor shall maintain, and cause any sub-advisors to maintain, books and records with respect to the Advisor’s and the sub-advisor’s respective services to the Funds in accordance with good practice, applicable federal and state securities laws, and such instructions as may be provided to it by the Trust from time to time.

10.	LIMITATION OF LIABILITY OF THE ADVISOR

The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable federal and state law that cannot be waived or modified hereby. (As used in this Section 10, the term “Advisor” shall include directors, officers, employees and other corporate agents of the Advisor, as well as that corporation itself.)

11.	PERMISSIBLE INTERESTS

Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s Prospectuses as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Advisor or any sub-advisor if approved by the Board of Trustees, subject to the rules and regulations of the Commission.

12.	DURATION AND TERMINATION

This Agreement, unless sooner terminated as provided herein, shall for each Fund remain in effect until the date set forth in Schedule A, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as that term is interpreted under the 1940 Act).

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

As used in this Section 12, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Commission.

Exhibit D-5

13.	GOVERNING LAW

This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.	NOTICE

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:	To the Trust at:
99 High Street	99 High Street
Boston, Massachusetts 02110	Boston, Massachusetts 02110
Attention: Global Chief Counsel	Attention: Secretary

15.	SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.	ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, together, shall constitute only one instrument.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust. Without limiting the generality of the foregoing, the Advisor shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(remainder of page intentionally left blank)

Exhibit D-6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

MERCER INVESTMENTS LLC		MERCER FUNDS

By:		By:
	Jon Gezotis		Larry Vasquez
	Chief Operating Officer		Vice President

Exhibit D-7

Schedule A

Investment Advisory Fee

Series	Date	On the first $750 Million	On the next $250 Million	On assets over $1 billion

Mercer US Small/Mid Cap Equity Fund	June 30, 2027	0.62 of 1%	0.60 of 1%	0.55 of 1%
Mercer Non-US Core Equity Fund	June 30, 2027	0.59 of 1%	0.57 of 1%	0.52 of 1%
Mercer Emerging Markets Equity Fund	June 30, 2027	0.57 of 1%	0.55 of 1%	0.50 of 1%
Mercer Core Fixed Income Fund	June 30, 2027	0.30 of 1%	0.28 of 1%	0.23 of 1%
Mercer Opportunistic Fixed Income Fund	June 30, 2027	0.57 of 1%	0.55 of 1%	0.50 of 1%
Mercer Short Duration Fixed Income Fund	June 30, 2027	0.29 of 1%	0.27 of 1%	0.22 of 1%

Exhibit D-8

Exhibit E

Additional Information about the Adviser and the Management Agreement

The information set forth below regarding the Adviser and the Management Agreement should be read in conjunction with Proposal 2.

Prior Approvals of the Management Agreement

The Trust has a Management Agreement with the Adviser on behalf of each Fund. The Management Agreement was most recently approved by the Board on June 23-24, 2025 in connection with its annual continuance. This table states the date that the Management Agreement became effective as to each Fund, and the date of the Agreement’s most recent approval by Shareholders (all in connection with launch of the applicable Fund).

Fund	Effective Date of the Advisory Agreement	Most Recent Shareholder Approval
Mercer US Small/Mid Cap Equity Fund	July 1, 2014	August 12, 2005
Mercer Non-US Core Equity Fund	July 1, 2014	August 15, 2006
Mercer Emerging Markets Equity Fund	July 1, 2014	September 29, 2011
Mercer Core Fixed Income Fund	July 1, 2014	August 12, 2005
Mercer Opportunistic Fixed Income Fund	July 1, 2014	August 14, 2013
Mercer Short Duration Fixed Income Fund	November 29, 2023	November 29, 2023

Management and Control of the Adviser

The Adviser, a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment adviser to the Funds. The Adviser is wholly owned by Mercer (US) LLC, which is in turn wholly owned by Marsh & McLennan Companies, Inc. The Adviser is registered as an investment adviser with the SEC. The following table sets forth the principal executive officers and directors of the Adviser and their principal occupations. The business address of each such person is 99 High Street, Boston, Massachusetts 02110.

Name	Position with the Adviser	Position with the Trust
Ferdinand Jahnel	Treasurer	None
Stephen Gouthro	Director	President and Chief Executive Officer
Caroline Hulme	Secretary & Senior Counsel	Vice President, Chief Legal Officer and Secretary
Tammy Choe	Chief Compliance Officer	None
Marc Cordover	President & Director	None
Brandi Wust	Chief Client Officer	None
Susan Potter	Director	None
Anne Marie Schultz	Chief Commercial Officer	None
Jon Gezotis	Chief Operating Officer	Vice President and Assistant Treasurer

Payments by the Funds to Affiliates of the Adviser

The Distributor, a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

A Distribution and Shareholder Services Plan pertaining to the Adviser Class shares of the Funds has been adopted by the Trust in the manner prescribed pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) to compensate

Exhibit E-1

persons for certain service and activities that are primarily intended to result in the sale of Adviser Class shares of the Funds.

There is no distribution plan with respect to the Funds’ Class I, Class Y-2 and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

No shares of the Adviser Class were outstanding prior to the date of this Proxy Statement, and as a result the Funds did not pay any fees under the 12b-1 Plan.

Exhibit E-2

Exhibit F

Advisory Fees During Last Fiscal Year

Under the current Management Agreement, the Adviser receives, as compensation for its services, a fee from the Trust computed separately for each Fund. The table below sets forth the amount of advisory fees paid by each Fund to the Adviser as of its most recently completed fiscal year. The most recent fiscal year for all Funds ended on March 31, 2025.

Funds	Gross Investment Management Fees Earned by the Adviser	Net Investment Management Fees Paid (Reimbursed) After Fee Waiver/Reimbursement

Mercer US Small/Mid Cap Equity Fund	$14,874,678	$6,735,203

Mercer Non-US Core Equity Fund	$26,626,386	$12,065,928

Mercer Emerging Markets Equity Fund	$8,371,330	$3,206,547

Mercer Core Fixed Income Fund	$6,557,610	$1,723,182

Mercer Opportunistic Fixed Income Fund	$14,004,064	$6,379,253

Mercer Short Duration Fixed Income Fund	$172,213	$(220,921)

Exhibit F-1

Exhibit G

Beneficial Ownership of Greater than 5% of a Class of Fund shares as of March 24, 2026 (the Record Date)

The address for each of the principal holders identified below is: Attn: Fred Keyo, c/o Mercer Investments LLC, 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer US Small/Mid Cap Equity Fund Class I	Mid Atlantic Trust Company FBO Macatawa Bank Omnibus Account	371,689	66.85%
Mercer US Small/Mid Cap Equity Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers	103,682	18.65%
Mercer US Small/Mid Cap Equity Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	79,599	14.32%
Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Group Trust: Mercer Small/Mid Cap Stock Fund	78,446,898	51.62%
Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Equity Portfolio	47,566,971	31.30%
Mercer Non-US Core Equity Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers	15,344,176	36.77%
Mercer Non-US Core Equity Fund Class I	National Financial Services LLC for the Exclusive Benefit of our Customers	15,088,126	36.16%
Mercer Non-US Core Equity Fund Class I	SEI Private Trust Company C/O SWP TIAA	7,989,964	19.15%
Mercer Non-US Core Equity Fund Class Y-3	Mercer Collective Trust: Mercer Non-US Core Equity Portfolio	169,430,860	52.42%
Mercer Non-US Core Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	47,188,686	14.60%
Mercer Non-US Core Equity Fund Class Y-3	Charles Schwab & Co Inc. Special Custody Account FBO Customers	21,143,935	6.54%
Mercer Emerging Markets Equity Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	21,093	99.93%
Mercer Emerging Markets Equity Fund Class Y-3	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio	103,173,643	78.63%

Exhibit G-1

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	17,034,403	12.98%
Mercer Core Fixed Income Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	868,554	49.18%
Mercer Core Fixed Income Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customer	586,590	33.21%
Mercer Core Fixed Income Fund Class I	Mid Atlantic Trust Company FBO Macatawa Bank Omnibus Account	284,376	16.10%
Mercer Core Fixed Income Fund Class Y-3	Charles Schwab & Co Inc. Special Custody Account FBO Customers	41,963,147	24.42%
Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 6	13,600,162	7.92%
Mercer Core Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Core Fixed Income Portfolio	12,272,998	7.14%
Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 7	11,779,178	6.86%
Mercer Core Fixed Income Fund Class Y-3	National Financial Services LLC for the Exclusive Benefit of our Customers	9,685,272	5.64%
Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 8	9,281,117	5.40%
Mercer Opportunistic Fixed Income Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	90,459	98.73%
Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Opportunistic Fixed Income Portfolio	186,553,543	72.52%
Mercer Short Duration Fixed Income Fund Class I	Mercer Investments LLC Seed Capital	10	100.00%
Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 6	1,974,983	23.41%
Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO The Methodist Hospitals, Inc.	1,615,774	19.15%
Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 5	1,514,431	17.95%
Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 7	1,234,193	14.63%

Exhibit G-2

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 4	791,453	9.38%
Mercer Short Duration Fixed Income Fund Class Y-3	Charles Schwab & Co Inc. Special Custody Account FBO Customers	703,035	8.33%

Exhibit G-3

MERCER FUNDS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2026

The undersigned hereby appoints Kenneth Earley and Caroline Hulme and each of them, as proxies of the undersigned with full power of substitution, to represent and to act with respect to all of the shares the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of Mercer Funds (the “Trust”) to be held at the Trust’s principal executive offices, at 99 High Street Boston, Massachusetts 02110 on June 15, 2026 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to be Held on June 15, 2026:

The proxy statement for this meeting is available at www.OkapiVote.com/Mercer

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE OF THE TRUST AND
“FOR” THE PROPOSED AMENDMENT TO THE MANAGEMENT AGREEMENT.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1.	To approve the election of Trustees.	FOR	AGAINST	ABSTAIN

	1. Adela M. Cepeda	O	O	O
	2. Eva De La Rosa	O	O	O
	3. Stephen Gouthro	O	O	O
	4. Gail A. Schneider	O	O	O
	5. Luis A. Ubiñas	O	O	O
	6. Joan E. Steel	O	O	O

2.	To approve the proposed amendment to the Management Agreement.	O	O	O

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY CARD